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                                 EXHIBIT 10.6

               EMPLOYMENT AGREEMENT BETWEEN SOUTH JERSEY SAVINGS
                    AND LOAN ASSOCIATION AND JANE E. BRODE
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                                                                    Exhibit 10.6

     Ms. Brode's Employment Agreement is the same as the Employment Agreement in
Exhibit 10.5, which is incorporated herein by reference except as to: (i) the name of the signatory, which is Jane E. Brode; (ii) the position in Section 1, which is Senior Vice President-Savings; and (iii) the amount of the base salary in Section 3(a), which is $94,328.